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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported) May 1, 2006


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


        INDIANA                      0-5534                35-0160330
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(State or other jurisdiction of    (Commission           (IRS Employer
 incorporation or organization)    File Number)        Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA             46204
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (317) 636-9800
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                                 Not applicable
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         (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d- 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K and is being presented under Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On May 1, 2006, Baldwin & Lyons, Inc. (Baldwin) issued a press release announcing the results of its operations for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 9.01 as if fully set forth herein.

Throughout its press release and in the conference call to discuss the results of its operations for the first quarter 2006, Baldwin presents and will present its results and operations in the manner it believes will be the most meaningful, which includes some measures that are not based on accounting principles generally accepted in the United States (GAAP).

Baldwin management uses the term OPERATING REVENUE, a non-GAAP financial measure, which is defined as REVENUE EXCLUDING PRE-TAX INVESTMENT GAINS AND LOSSES. It also uses the term operating income which is defined as NET INCOME EXCLUDING AFTER TAX INVESTMENT GAINS AND LOSSES. These financial measures are used to evaluate the Company's performance because the recognition of investment gains and losses in any given period is largely discretionary as to timing and could distort the analysis of trends. Baldwin believes that the defined terms are used commonly in the property/casualty insurance industry and that equity analysts and the Company's significant shareholders exclude gains and losses on investments in their analysis of Baldwin's results for the same reason.

The combined ratios and the components thereof, as presented herein, are commonly used in the property/casualty insurance industry and are applied to the Company's GAAP underwriting results.

A copy of this press release is also posted on the Company's website.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         99.1  Baldwin & Lyons, Inc. press release dated May 1, 2006.




                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BALDWIN & LYONS, INC.



May 3, 2006               By  /s/ Gary W. Miller
                              --------------------------
                              Gary W. Miller, Chairman
                              and CEO
                              (Chief Operating Officer)